Exhibit 99.4

ZeroFox Begins Trading on Nasdaq Under Symbol “ZFOX”

ZeroFox debuts as first external cybersecurity company to go public in 2022 with completion of business combination

WASHINGTON and NEW YORK - (Aug. 4, 2022) – ZeroFox, Inc., an enterprise software-as-a-service leader in external cybersecurity, today reported the closing of its previously announced business combination with L&F Acquisition Corp. (“L&F”), a special purpose acquisition company, and ID Experts Holdings, Inc. (“IDX”). L&F shareholders approved the transaction at L&F’s extraordinary general meeting held on Aug. 2, 2022, and the transaction was completed on Aug. 3, 2022.

The combined company is now called ZeroFox Holdings, Inc. and will begin trading on the Nasdaq Stock Market at market open today, Aug. 4, 2022, under the ticker symbol “ZFOX” for its common stock and “ZFOXW” for its publicly traded warrants.

“We were attracted to ZeroFox for its proven business model, strong leadership and exceptional products, and together with IDX, the company will provide a holistic offering to meet the growing demand for external threat protection and breach response services,” said Adam Gerchen, CEO of L&F. “I look forward to continuing my collaboration with Foster and the management team, helping ZeroFox to capture a significant share of the external cybersecurity and digital protection market.”

“We are pleased to complete our business combination with L&F and IDX. We now begin our next chapter as a public company and I want to thank all of our early customers, investors, innovators and Foxes around the world,” said James C. Foster, co-founder, chairman, and CEO of ZeroFox. “As I stated at the beginning of this process, we have a bold vision for ZeroFox, to make the internet a safer place, eradicate cybercrime and enable digital prosperity. We recognized early on that digital transformation would change how people conduct business and how humans interact; and that malicious actors would exploit these new technologies and advances, thus exposing organizations to new types of risk. We are looking forward to the future and believe ZeroFox is positioned to capitalize on significant growth opportunities and generate substantial value for all stakeholders.”

ZeroFox will ring the closing bell at Nasdaq Marketsite today, Aug. 4 at 4 p.m. ET. A livestream of the closing bell ceremony will be available here.

About ZeroFox

ZeroFox (Nasdaq: ZFOX), an enterprise software-as-a-service leader in external cybersecurity, has redefined security outside the corporate perimeter on the internet, where businesses operate, and threat actors thrive. The ZeroFox platform combines advanced AI analytics, digital risk and privacy protection, full-spectrum threat intelligence, and a robust portfolio of breach, incident and takedown response capabilities to expose and disrupt phishing and fraud campaigns, botnet exposures, credential theft, impersonations, data breaches, and physical threats that target your brands, domains, people, and assets. Join thousands of customers, including some of the largest public sector organizations as well as finance, media, technology and retail companies to stay ahead of adversaries and address the entire lifecycle of external cyber risks. ZeroFox and the ZeroFox logo are trademarks or registered trademarks of ZeroFox, Inc. and/or its affiliates in the U.S. and other countries. Visit www.zerofox.com for more information.

Forward-Looking Statements

Statements in this press release may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements related to plans, strategies and objectives of management, our business prospects, our systems and technology, future profitability and our competitive position, are forward-looking statements. The words “will,” “may,” “believes,” “anticipates,” “thinks,” “expects,” “estimates,” “plans,” “intends,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. The inclusion of any statement in this press release does not constitute an admission by ZeroFox or any other person that the events or circumstances described in such statement are material. In addition, new risks may emerge from time to time and it is not possible for management to predict such risks or to assess the impact of such risks on our business or financial results. Accordingly, future results may differ materially from historical results or from those discussed or implied by these forward-looking statements. Given these risks and uncertainties, the reader should not place undue reliance on these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: our ability to recognize the anticipated benefits of the business combination; defects, errors, or vulnerabilities in ZeroFox’s platform, the failure of ZeroFox’s platform to block malware or prevent a security breach, misuse of ZeroFox’s platform, or risks of product liability claims would harm ZeroFox’s reputation and adversely impact our business, operating results, and financial condition; if ZeroFox’s enterprise platform offerings do not interoperate with our customers’ network and security infrastructure, or with third-party products, websites or services, our results of operations may be harmed; we may not timely and cost-effectively scale and adapt our existing technology to meet our customers’ performance and other requirements; our ability to introduce new products and solutions and features is dependent on adequate research and development resources and our ability to successfully complete acquisitions; our success depends, in part, on the integrity and scalability of our systems and infrastructure; we rely on third-party cloud providers, such as Microsoft Azure, Amazon Web Services, and Cloudflare, to host and operate our platform, and any disruption of or interference with our use of these facilities may negatively affect our ability to maintain the performance and reliability of our platform which could cause our business to suffer; we rely on software and services from other parties; ZeroFox has a history of losses, and we may not be able to achieve or sustain profitability in the future; if organizations do not adopt cloud, and/or SaaS-delivered external cybersecurity solutions that may be based on new and untested security concepts, our ability to grow our business and our results of operations may be adversely affected; we have experienced rapid growth in recent periods, and if we do not manage our future growth, our business and results of operations will be adversely affected; we face intense competition and could lose market share to our competitors, which could adversely affect our business, financial condition, and results of operations; competitive pricing pressure may reduce revenue, gross profits, and adversely affect our financial results; adverse general and industry-specific economic and market conditions and reductions in customer spending, in either the private or public sector, including as a result of geopolitical uncertainty such as the ongoing conflict between Russia and Ukraine, may reduce demand for our platform or products and solutions, which could harm our business, financial condition and results of operations; the COVID-19 pandemic could adversely affect our business, operating results, and financial condition; if we fail to adapt to rapid technological change, evolving industry standards and changing customer needs, requirements or preferences, our ability to remain competitive could be impaired; if we are unable to maintain successful relationships with our channel partners, or if our channel partners fail to perform, our ability to market, sell and distribute our platform will be limited, and our business, financial position and results of operations will be harmed; we target enterprise customers and government organizations, and sales to these customers involve risks that may not be present or that are present to a lesser extent with sales to smaller entities; historically, one U.S. government customer has accounted for a substantial portion of IDX’s revenues and is expected to account for a substantial portion of our revenues following the business combination; we may need to raise additional capital to maintain and expand our operations and invest in new solutions, which capital may not be available on terms acceptable to us, or at all, and which could reduce our ability to compete and could harm our business; there may not be an active trading market for our common stock, which may make it difficult to sell shares of our common stock; our common stock price may be volatile due to factors outside of our control; the convertible notes issued in connection with the business combination may impact our financial results, result in the dilution of our stockholders, create downward pressure on the price of our common stock, and restrict our ability to raise additional capital or take advantage of future opportunities; we rely heavily on the services of our senior management team, and if we are not successful in attracting or retaining senior management personnel, we may not be able to successfully implement our business strategy; and our management has limited experience in operating a public company.

Additional information concerning these, and other risks, is described under “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of ZeroFox” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of IDX” in the definitive proxy statement/prospectus of L&F Acquisition Corp. filed with the SEC on July 14, 2022. We expressly disclaim any obligation to update any of these forward-looking statements, except to the extent required by applicable law.

Contacts:

ZeroFox

Media Inquiries

Malory Van Guilder

zerofox@skyya.com

Investor Relations

Marc P. Griffin, ICR

Marc.Griffin@icrinc.com